Perimeter Small Cap Opportunities Fund (the “Fund”)
A series of Investment Managers Series Trust

Supplement dated October 20, 2014
to the Prospectus dated October 1, 2014

Redemption Fee

Effective on November 21, 2014, the following information replaces any inconsistent information in the “Fees and Expenses of the Fund” table and the section titled “Redemption Fee” in the Fund’s Prospectus:

You will be charged a redemption fee of 2.00% of the value of the Fund shares being redeemed if you redeem your shares of the Fund within 30 days of purchase.

Please file this Supplement with your records.